As filed with the Securities and Exchange Commission on June 28, 2002
                                                              File No. 811-21132









                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940       [x]


                              INVESTMENT PORTFOLIO
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


                            The Eaton Vance Building
                  255 State Street, Boston, Massachusetts 02109
                  ---------------------------------------------
                    (Address of Principal Executive Offices)


                                 (617) 482-8260
                                 --------------
              (Registrant's Telephone Number, including Area Code)


                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                     (Name and Address of Agent for Service)

     Throughout this Registration Statement, information concerning Investment Portfolio (the "Portfolio") is incorporated by reference from Amendment No. 83 to the Registration Statement of Eaton Vance Mutual Funds Trust (File No. 02-90946 under the Securities Act of 1933 (the "1933 Act")) (the "Amendment"), which was filed electronically with the Securities and Exchange Commission on June 26, 2002 (Accession No. 0000940394-02-000406). The Amendment contains the prospectus and statement of additional information ("SAI") of Eaton Vance Low Duration Fund (the "Feeder Fund"), which is expected to invest a portion of its assets in the Portfolio.

                                     PART A

     Responses to Items 1, 2, 3, 5 and 9 have been omitted pursuant to Paragraph B 2.(b) of the General Instructions to Form N-1A.

ITEM 4. INVESTMENT  OBJECTIVES,  PRINCIPAL  INVESTMENT  STRATEGIES,  AND RELATED
RISKS

     The Portfolio is a diversified, open-end management investment company. Interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Portfolio may be made only by U.S. and foreign investment companies, common or commingled trust funds, pooled income funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement, as amended, does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

     The Portfolio is not intended to be a complete  investment  program,  and a prospective investor should take into account its objectives and other investments when considering the purchase of an interest in the Portfolio. The Portfolio cannot assure achievement of its investment objective.

     Registrant incorporates by reference information concerning the Portfolio's investment objective and investment practices from "Investment Objective & Principal Policies and Risks" in the Feeder Fund prospectus.

ITEM 6. MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

     (a) Management

     Registrant incorporates by reference information concerning the Portfolio's management from "Management and Organization" in the Feeder Fund prospectus.

     (b) Capital Stock

     Registrant incorporates by reference information concerning interests in the Portfolio from "Management and Organization" in the Feeder Fund SAI.

ITEM 7. SHAREHOLDER INFORMATION

     (a) Pricing

     The net asset value of the Portfolio is determined once each day only when the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day"). This determination is made each Portfolio Business Day as of the close of regular trading on the Exchange (currently 4:00 p.m., eastern time) (the "Portfolio Valuation Time"). Registrant incorporates by reference information concerning the computation of net asset value and valuation of Portfolio assets from "Valuing Shares" in the Feeder Fund prospectus.

     (b) and (c) Purchases and Redemptions

     As described above, interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. There is no minimum initial or subsequent investment in the Portfolio. The Portfolio reserves the right to cease accepting investments at any time or to reject any investment order. The placement agent for the Portfolio is Eaton Vance Distributors, Inc. ("EVD"), a wholly-owned subsidiary of Eaton Vance Management. The principal business address of EVD is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. EVD receives no compensation for serving as the placement agent for the Portfolio.

     Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each Portfolio Business Day as of the Portfolio Valuation Time. The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represents that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

     An investor in the Portfolio may withdraw all of (redeem) or any portion of (decrease) its interest in the Portfolio if a withdrawal request in proper form is furnished by the investor to the Portfolio. All withdrawals will be effected as of the next Portfolio Valuation Time. The proceeds of a withdrawal will be paid by the Portfolio normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. The Portfolio reserves the right to pay the proceeds of a withdrawal (whether a redemption or decrease) by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the interest (whether complete or partial) being withdrawn. If an investor received a distribution in kind upon such withdrawal, the investor could incur brokerage and other charges in converting the securities to cash.

     The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC") or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), if an emergency exists as determined by the SEC, or during any other period permitted by order of the SEC for the protection of investors.

     (d) Dividends and Distributions

     The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     (e) Tax Consequences

     Under the anticipated method of operation of the Portfolio, the Portfolio will not be subject to any federal income tax. However, each investor in the Portfolio will take into account its allocable share of the Portfolio's ordinary income and capital gain in determining its federal income tax liability. The determination of each such share will be made in accordance with the governing instruments of the Portfolio, which are intended to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder.

     The Portfolio expects to manage its assets in such a way that an investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that it invests all of its assets in the Portfolio.

ITEM 8. DISTRIBUTION ARRANGEMENTS

     Not applicable.

                                     PART B

ITEM 10. COVER PAGE AND TABLE OF CONTENTS

                                                                            Page
        Portfolio History....................................................B-1
        Description of the Portfolio and Its Investments and Risks...........B-1
        Management of the Portfolio..........................................B-1
        Control Persons and Principal Holder of Securities...................B-2
        Investment Advisory and Other Services...............................B-2
        Brokerage Allocation and Other Practices.............................B-4
        Capital Stock and Other Securities...................................B-4
        Purchase, Redemption and Pricing.....................................B-5
        Taxation of the Portfolio............................................B-5
        Underwriters.........................................................B-7
        Calculation of Performance Data......................................B-7
        Financial Statements.................................................B-7

ITEM 11. PORTFOLIO HISTORY

     The Portfolio is organized as a trust under the laws of the state of New York under a Declaration of Trust dated June 18, 2002.

ITEM 12. DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENTS AND RISKS

     Part A contains information about the investment objective and policies of the Portfolio. This Part B should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A.

     Registrant incorporates by reference additional information concerning the investment policies of the Portfolio as well as information concerning the investment restrictions of the Portfolio from "Strategies and Risks" and "Investment Restrictions" in the Feeder Fund SAI.

ITEM 13. MANAGEMENT OF THE PORTFOLIO

     (a) - (c) Board of Trustees, Management Information and Compensation

     Registrant incorporates by reference additional information concerning the management of the Portfolio from "Management and Organization" in the Feeder Fund SAI.

     (d) Sales Loads

     Not applicable.

     (e) Code of Ethics

     Registrant incorporates by reference information concerning relevant codes of ethics from "Investment Advisory and Administrative Services" in the Feeder Fund SAI.

ITEM 14. CONTROL PERSONS AND PRINCIPAL HOLDER OF SECURITIES

     (a) - (b) Control Persons and Principal Holders

     As of June 25, 2002,  Boston  Management & Research ("BMR")  controlled the
Portfolio by virtue of owning approximately 99.9% of the value of the outstanding interests in the Portfolio.

     (c) Management Ownership

     The Trustees and officers of the Portfolio as a group own less than 1% of the Portfolio.

ITEM 15. INVESTMENT ADVISORY AND OTHER SERVICES

     INVESTMENT ADVISER. The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement dated June 18, 2002. BMR or Eaton Vance Management ("Eaton Vance") acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $60 billion.

     The investment adviser manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The
Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services related to research and investment activities.

     The Portfolio is responsible for all expenses not expressly stated to be payable by the investment adviser under the Investment Advisory Agreement, which expenses payable by the Portfolio shall include, without implied limitation, (i) expenses of organizing and maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees,
(vii) expenses of issue, sale and redemption of shares, (viii) expenses of registering and qualifying the Portfolio and Interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the
Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the account of Holders, (xvi) any direct charges to Holders approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of the investment adviser's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and Holders with respect thereto.

     Under the Portfolio's Investment Advisory Agreement, BMR receives a monthly advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio.

     The Investment Advisory Agreement shall remain in full force and effect through and including June 30, 2004 and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after June 30, 2004 is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Portfolio who are not interested persons of the investment adviser or the Portfolio cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty on sixty (60) days' prior written notice to either party, by action of Trustees of the Portfolio or the trustees of the investment adviser, as the case may be, and the Portfolio may, at any time upon such written notice to the investment adviser, terminate the Agreement by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement shall terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others and engage in other business activities. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

     BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV is a wholly-owned subsidiary of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR and Eaton Vance are indirect, wholly-owned subsidiaries of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV.

     CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Portfolio . IBT has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and computes the daily net asset value of interests in the Portfolio. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Portfolio and such banks.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, are the Portfolio's independent accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

ITEM 16. BROKERAGE ALLOCATION AND OTHER PRACTICES

     Registrant incorporates by reference information concerning the brokerage practices of the Portfolio from "Portfolio Security Transactions" in the Feeder Fund SAI.

ITEM 17. CAPITAL STOCK AND OTHER SECURITIES

     Under the Portfolio's Declaration of Trust, the Trustees are authorized to issue interests in the Portfolio. Investors are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of the Portfolio. Upon dissolution of the Portfolio, the Trustees shall liquidate the assets of the Portfolio and apply and distribute the proceeds thereof as follows: (a) first, to the payment of all debts and obligations of the Portfolio to third parties including, without limitation, the retirement of outstanding debt, including any debt owed to holders of record of interests in the Portfolio ("Holders") or their affiliates, and the expenses of liquidation, and to the setting up of any reserves for contingencies which may be necessary; and (b) second, in accordance with the Holders' positive Book Capital Account balances after adjusting Book Capital Accounts for certain allocations provided in the Declaration of Trust and in accordance with the requirements described in Treasury Regulations
Section 1.704-1(b)(2)(ii)(b)(2). Notwithstanding the foregoing, if the Trustees shall determine that an immediate sale of part or all of the assets of the Portfolio would cause undue loss to the Holders, the Trustees, in order to avoid such loss, may, after having given notification to all the Holders, to the extent not then prohibited by the law of any jurisdiction in which the Portfolio is then formed or qualified and applicable in the circumstances, either defer liquidation of and withhold from distribution for a reasonable time any assets of the Portfolio except those necessary to satisfy the Portfolio's debts and obligations or distribute the Portfolio's assets to the Holders in liquidation. Certificates representing an investor's interest in the Portfolio are issued only upon the written request of a Holder.

     Each Holder is entitled to vote in proportion to the amount of its interest in the Portfolio. Holders do not have cumulative voting rights. The Portfolio is not required and has no current intention to hold annual meetings of Holders, but the Portfolio will hold meetings of Holders when in the judgment of the Portfolio's Trustees it is necessary or desirable to submit matters to a vote of Holders at a meeting. Any action which may be taken by Holders may be taken without a meeting if Holders holding more than 50% of all interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of the Declaration of Trust of the Portfolio) consent to the action in writing and the consents are filed with the records of meetings of Holders.

     The Portfolio's Declaration of Trust may be amended by vote of Holders of more than 50% of all interests in the Portfolio at any meeting of Holders or by an instrument in writing without a meeting, executed by a majority of the Trustees and consented to by the Holders of more than 50% of all interests. The Trustees may also amend the Declaration of Trust (without the vote or consent of Holders) to change the Portfolio's name or the state or other jurisdiction whose law shall be the governing law, to supply any omission or cure, correct or supplement any ambiguous, defective or inconsistent provision, to conform the Declaration of Trust to applicable federal law or regulations or to the requirements of the Code, or to change, modify or rescind any provision, provided that such change, modification or rescission is determined by the Trustees to be necessary or appropriate and not to have a materially adverse effect on the financial interests of the Holders. No amendment of the Declaration of Trust which would change any rights with respect to any Holder's interest in the Portfolio by reducing the amount payable thereon upon liquidation of the Portfolio may be made, except with the vote or consent of the Holders of two-thirds of all interests. References in the Declaration of Trust and in Part A or this Part B to a specified percentage of, or fraction of, interests in the Portfolio, means Holders whose combined Book Capital Account balances represent such specified percentage or fraction of the combined Book Capital Account balance of all, or a specified group of, Holders.

     The Portfolio may merge or consolidate with any other corporation, association, trust or other organization or may sell or exchange all or substantially all of its assets upon such terms and conditions and for such consideration when and as authorized by the Holders of (a) 67% or more of the interests in the Portfolio present or represented at the meeting of Holders, if Holders of more than 50% of all interests are present or represented by proxy, or (b) more than 50% of all interests, whichever is less. The Portfolio may be terminated (i) by the affirmative vote of Holders of not less than two-thirds of all interests at any meeting of Holders or by an instrument in writing without a meeting, executed by a majority of the Trustees and consented to by Holders of not less than two-thirds of all interests, or (ii) by the Trustees by written notice to the Holders.

     The Declaration of Trust provides that obligations of the Portfolio are not binding upon the Trustees individually but only upon the property of the Portfolio and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

ITEM 18. PURCHASE, REDEMPTION, AND PRICING

     See Item 7 herein. Registrant incorporates by reference information concerning valuation of the Portfolio's assets from "Calculation of Net Asset Value" in the Feeder Fund SAI.

ITEM 19. TAXATION OF THE PORTFOLIO

     Provided the Portfolio is operated at all times during its existence in accordance with certain organizational and operational documents, the Portfolio should be classified as a partnership under the Code, and it should not be a "publicly traded partnership" within the meaning of Section 7704 of the Code. Consequently, the Portfolio does not expect that it will be required to pay any federal income tax, and a Holder will be required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and credits.

     Under Subchapter K of the Code, a partnership is considered to be either an aggregate of its members or a separate entity depending upon the factual and legal context in which the question arises. Under the aggregate approach, each partner is treated as an owner of an undivided interest in partnership assets and operations. Under the entity approach, the partnership is treated as a separate entity in which partners have no direct interest in partnership assets and operations. In the case of a Holder that seeks to qualify as a registered investment company ("RIC"), the aggregate approach should apply, and each such Holder should accordingly be deemed to own a proportionate share of each of the assets of the Portfolio and to be entitled to the gross income of the Portfolio attributable to that share for purposes of all requirements of Subchapter M of the Code.

     In order to enable a Holder (that is otherwise eligible) to qualify as a RIC, the Portfolio intends to satisfy the requirements of Subchapter M of the Code relating to sources of income and diversification of assets as if they were applicable to the Portfolio and to permit withdrawals in a manner that will enable a Holder which is a RIC to comply with the distribution requirements applicable to RICs (including those under Sections 852 and 4982 of the Code). The Portfolio will allocate at least annually to each Holder such Holder's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit in a manner intended to comply with the Code and applicable Treasury regulations.

     To the extent the cash proceeds of any withdrawal (or, under certain circumstances, such proceeds plus the value of any marketable securities distributed to an investor) ("liquid proceeds") exceed a Holder's adjusted basis of his interest in the Portfolio, the Holder will generally realize a gain for federal income tax purposes. If, upon a complete withdrawal (redemption of the entire interest), a Holder receives only liquid proceeds (and/or unrealized receivables) and the Holder's adjusted basis of his interest exceeds the liquid proceeds of such withdrawal, the Holder will generally realize a loss for federal income tax purposes. In addition, on a distribution to a Holder from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise),
(1) income or gain may be recognized if the distribution changes a distributee's share of any unrealized receivables held by the Portfolio and (2) gain or loss may be recognized on a distribution to a Holder that contributed property to the Portfolio. The tax consequences of a withdrawal of property (instead of or in addition to liquid proceeds) will be different and will depend on the specific factual circumstances. A Holder's adjusted basis of an interest in the Portfolio will generally be the aggregate prices paid therefor (including the adjusted basis of contributed property and any gain recognized on the contribution thereof), increased by the amounts of the Holder's distributive share of items of income and realized net gain of the Portfolio, and reduced, but not below zero, by (i) the amounts of the Holder's distributive share of items of Portfolio loss, and (ii) the amount of any cash distributions (including cash distributions on withdrawals from the Portfolio) and the basis to the Holder of any property received by such Holder other than in liquidation, and (iii) the Holder's distributive share of the Portfolio's nondeductible expenditures not properly chargeable to the capital account. Increases or decreases in a Holder's share of the Portfolio's liabilities may also result in corresponding increases or decreases in such adjusted basis.

     The Portfolio's transactions in options, futures contracts, hedging transactions, forward contracts and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors including RIC shareholders.

     The Portfolio may be subject to foreign taxes on its income (including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The anticipated extent of the Portfolio's investment in foreign securities is such that it is not expected that a Holder that is a RIC will be eligible to pass through to its shareholders foreign taxes paid by the Portfolio and allocated to the Holder, so that shareholders of such RIC will not be entitled to foreign tax credits or deductions for foreign taxes paid by the Portfolio and allocated to the RIC.

     Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Investments in "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax and other charges on the proceeds from the sales of the investment in such company; however these charges can be avoided by making certain elections.

     Foreign exchange gains and losses realized by the Portfolio and allocated to the Holders in connection with the Portfolio's investments in foreign currency, foreign currency-related transactions and certain options, futures or forward contracts may be treated as ordinary income and losses under special tax rules.

     The Portfolio's investments, if any, in securities issued with original issue discount (possibly including certain asset-related securities) or securities acquired at a market discount (if an election is made to include accrued market discount in current income) will cause it to realize income prior to the receipts of cash payments with respect to these securities. In order to enable a Holder to distribute its proportionate share of this income, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Holder may withdraw from the Portfolio for subsequent distribution to such Holder's shareholders.

     The Portfolio will allocate at least annually to its investors their respective distributive shares of any net investment income and net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year on certain options and futures transactions that are required to be marked-to-market).

     An entity that is treated as a partnership under the Code, such as the Portfolio, is generally treated as a partnership under state and local tax laws, but certain states may have different entity classification criteria and may therefore reach a different conclusion. Entities that are classified as partnerships are not treated as taxable entities under most state and local tax laws, and the income of a partnership is considered to be income of partners both in timing and in character. The laws of the various states and local taxing authorities vary with respect to the status of a partnership interest under state and local tax laws, and each Holder of an interest in the Portfolio is advised to consult his own tax adviser.

     The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Investors should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Portfolio. It is not possible at this time to predict whether or to what extent any changes in the Code or interpretations thereof will occur.

ITEM 20. UNDERWRITERS

     The placement agent for the Portfolio is EVD. Investment companies, common and commingled trust funds, pooled income funds and similar organizations and entities may continuously invest in the Portfolio.

ITEM 21. CALCULATION OF PERFORMANCE DATA

     Not applicable.

ITEM 22. FINANCIAL STATEMENTS

     The following audited financial statements of the Portfolio included herein have been included in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, as experts in accounting and auditing.

        Statement of Assets and Liabilities as of June 25, 2002
        Independent Accountants' Report

                              FINANCIAL STATEMENTS
                              INVESTMENT PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 25, 2002

ASSETS:
        Cash............................................................$100,010
                                                                        --------
                Total assets............................................$100,010
                                                                        ========

LIABILITIES AND NET ASSETS:
        Net assets......................................................$100,010
                                                                        ========

NOTES:

(1) Investment Portfolio (the "Portfolio") was organized as a New York trust on June 18, 2002 and has been inactive since that date, except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of interests therein at the purchase price of $100,000 to Boston Management & Research ("BMR") and the sale of an interest therein at the purchase price of $10 to Eaton Vance Management (the "Initial Interests").

(2) The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimated.

(3) At 4:00 PM, New York City time, on each business day of the Portfolio, the value of an investor's interest in the Portfolio is equal to the product of (i) the aggregate net assets of the Portfolio multiplied by (ii) the percentage representing that investor's share of the aggregate interest in the Portfolio effective for that day.

(4) The Portfolio has entered into an investment advisory agreement with BMR under which the fees are computed at the annual rate of 0.50% of the average daily net assets of the Portfolio and are payable monthly.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
        Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities presents fairly in all material respects, the financial position of the Investment Portfolio (the "Portfolio") at June 25, 2002, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Portfolio's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
June 27, 2002

                                     PART C

ITEM 23. EXHIBITS (WITH INAPPLICABLE ITEMS OMITTED)

     (a)       Declaration of Trust dated June 18, 2002 filed herewith.

     (b)       By-Laws of the Registrant adopted June 18, 2002 filed herewith.

     (c)       Reference is made to Item 23(a) and 23(b) above.

     (d) Investment Advisory Agreement between the Registrant and Boston Management and Research dated June 18, 2002 filed herewith.

     (e) Placement Agent Agreement with Eaton Vance Distributors, Inc. dated June 18, 2002 filed herewith.

     (f) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See In the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

     (g)(1) Master Custodian Agreement with Investors Bank & Trust Company dated June 18, 2002 filed herewith.

        (2) Extension Agreement dated August 31, 2000 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit
               (g)(4)  to  Post-Effective   Amendment  No.  85  of  Eaton  Vance
               Municipals Trust (File Nos. 33-572, 811-4409) filed with the Commission on January 23, 2001 (Accession No. 0000940394-01-500027) and incorporated herein by reference.

        (3) Delegation Agreement dated December 11, 2000, with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267,
               811-05808) filed April 3, 2001 (Accession No. 0000940394-01-500126) and incorporated herein by reference.

     (l) Investment representation letter of Boston Management & Research dated June 18, 2002 filed herewith.

     (p)       Code  of  Ethics  adopted  by  Eaton  Vance  Corp.,  Eaton  Vance
               Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised May 21, 2002, filed as Exhibit (p) to Post-Effective Amendment No. 16 of Eaton Vance Municipals Trust II (File Nos. 33-71320, 811-8134) filed with the Commission on May 24, 2002 (Accession No. 0000940394-02-000355) and
               incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable.

ITEM 25.  INDEMNIFICATION

     Article V of the Registrant's Declaration of Trust contains indemnification provisions for Trustees and officers. The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy.

     The Placement Agent Agreement also provides for reciprocal indemnity of the Placement Agent, on the one hand, and the Trustees and officers, on the other.

ITEM  26.  BUSINESS  AND  OTHER  CONNECTIONS  OF  THE  INVESTMENT   ADVISER  AND
SUB-ADVISER

     Reference is made to: (i) the information set forth under the caption "Management and Organization" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Forms ADV of Eaton Vance Management (File No. 801-15930) and Boston Management and Research (File No. 801-43127) filed with the Commission, all of which are incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

     Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, with the exception of, certain corporate documents and portfolio trading documents which are in the possession and custody of the Registrant's investment adviser at The Eaton Vance Building, 255 State Street, Boston, MA 02109. The Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Registrant's investment adviser.

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Original Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and Commonwealth of Massachusetts on the 28th day of June, 2002.

                                INVESTMENT PORTFOLIO



                                By:     /s/ James B. Hawkes
                                        ---------------------------
                                        James B. Hawkes
                                        President

                                INDEX TO EXHIBITS

Exhibit No.    Description of Exhibit
-----------    ----------------------
(a)            Declaration of Trust dated June 18, 2002

(b)            By-Laws of the Registrant adopted June 18, 2002

(d) Investment Advisory Agreement between the Registrant and Boston Management & Research dated June 18, 2002

(e)            Placement  Agent  Agreement with Eaton Vance  Distributors,  Inc.
               dated June 18, 2002

(g) Master Custodian Agreement with Investors Bank & Trust Company dated June 18, 2002

(l) Investment representation letter of Boston Management & Research dated June 18, 2002